1 Earnings Call – Q3 - FY25 July 14, 2025

Except for historical information, the matters discussed in this presentation are forward-looking statements that involve risks and uncertainties. Words like “believe,” “will”, “can”, “believe”, “expect,” “anticipate” and similar expressions (or the negative of such terms, as well as other words or expressions referencing future events, conditions or circumstances) mean that these are our best estimates as of this writing, but there can be no assurances that expected or anticipated results or events will actually take place, so our actual future results could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: effectiveness of our new operational structure, our ability to maintain our competitive advantages, acceptance of new software and improved versions of our existing software by our customers, the general economics of the pharmaceutical industry, our ability to finance growth, our ability to continue to attract and retain highly qualified technical staff, market conditions, macroeconomic factors, and a sustainable market. Further information on our risk factors is contained in our quarterly, annual and current reports and filed with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) such as Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS and certain ratios and other metrics derived there from. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing financial measures with other similar companies, many of which present similar non- GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. Safe Harbor Statement 2

Third Quarter Highlights $(3.35) Diluted EPS $20.4M Revenue 37% Adj. EBITDA Margin +10% Revenue Growth 3 CURRENT PERIOD Prior Year Comparison (3Q24) $18.5M Revenue $0.15 Diluted EPS 30% Adj. EBITDA Margin +14% Revenue Growth $0.45 Adj. Diluted EPS $0.27 Adj. Diluted EPS

Trailing Twelve Months (TTM) 3Q25 Highlights $(3.14) Diluted EPS $80.4M Revenue 28% Adj. EBITDA Margin +20% Revenue Growth 4 CURRENT PERIOD Prior Year Comparison (3Q24) $67.0M Revenue $0.52 Diluted EPS 31% Adj. EBITDA Margin +20% Revenue Growth $1.10 Adj. Diluted EPS $1.09 Adj. Diluted EPS

Software Highlights

General

- Overall software revenue growth of 6% for 3Q25 and 16% for TTM
- Renewal rates impacted by client consolidations and site closures
- Revenue contribution from Pro-ficiency™ software below expectations

ADMET Predictor® DISCOVERY (Cheminformatics)	GastroPlus® BIOSIMULATION (PBPK)	MonolixSuiteTM BIOSIMULATION (PKPD)	QSP/QST Software BIOSIMULATION (QSP/QST)	Pro-ficiencyTM CLINICAL OPS (Study Optimization)
+8% Q3 Revenue Growth	**+4%** Q3 Revenue Growth	**+3%** Q3 Revenue Growth	**-39%** Q3 Revenue Decline	**$0.4M** Q3 Revenue
+4% TTM Revenue Growth	**+0%** TTM Revenue Flat	**+18%** TTM Revenue Growth	**+7%** TTM Revenue Growth	**$4.4M** TTM Revenue [1]

[1] The TTM revenue for the ALI and MC business units only includes revenue since the acquisition of Pro-ficiency in June 2024.

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– Overall services revenue growth of 17% for 3Q25 and 27% for TTM – Total backlog $20.7M, over 91% expected to be converted to revenue within 12 months – Revenue contribution from Med Comm services below expectations Services Highlights General -10% Q3 Revenue Decline -9% Q3 Revenue Decline -22% Q3 Revenue Decline $2.0M Q3 Revenue TTM Revenue Decline TTM Revenue Growth TTM Revenue Decline TTM Revenue (1) 6 -13% +6% -1% $7.3M Physiologically Based Pharmacokinetics (PBPK) Clinical Pharmacology & Pharmacometrics (CPP) Quantitative Systems Pharmacology (QSP) Clinical Pharm cology & Pharmacometrics PBPK Services BIOSIMULATION PKPD Services BIOSIMULATION QSP/QST Services BIOSIMULATION Med Comm Services COMMERCIALIZATION (1) The TTM revenue for the MC business unit only includes revenue since the acquisition of Pro-ficiency in June 2024.

Financial Results

62% 38% Software Services 64% 36% Software Services Revenue - Q3 (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +10% +6% +17% 3Q25 Mix 3Q24 Mix 8 $10.6 $11.9 $12.6 $5.6 $6.6 $7.7 $16.2 $18.5 $20.4 Software Services 3Q23 3Q24 3Q25

60% 40% Software Services 61% 39% Software Services Revenue - YTD (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +20% +18% +23% FY25 Mix FY24 Mix 9 $27.2 $31.1 $36.8 $16.8 $20.2 $24.9$43.9 $51.3 $61.7Software Services FY23 FY24 FY25

58% 42% Software Services 60% 40% Software Services Revenue - Trailing Twelve Months (TTM) (in millions) Software Revenue Growth Total Revenue Growth Services Revenue Growth +20% +16% +27% 3Q25 Mix 3Q24 Mix 10 $33.1 $40.4 $46.7 $22.6 $26.5 $33.7$55.7 $67.0 $80.4Software Services 3Q23 3Q24 3Q25

56% 17% 20% 3% 4% GastroPlus® MonolixSuite™ ADMET Predictor® Pro-ficiency™ QSP/QST Software Software Solutions as % of Software Revenue 11 3Q25 48% 20% 17% 9% 6% GastroPlus® MonolixSuite™ ADMET Predictor® Pro-ficiency™ QSP/QST Software TTM GastroPlus® ▪ 12 new customers ▪ 4 upsells to existing customers ADMET Predictor® ▪ 16 new customers ▪ 3 upsells to existing customers MonolixSuite™ ▪ 18 new customers ▪ 8 upsells to existing customers Third Quarter Highlights

$97 $97 $96 3Q23 3Q24 3Q25 Avg. Revenue per Customer (in thousands) Software Performance Metrics - Q3 Commercial Customers Renewal Rates 12 87% 86% 71% 96% 93% 84% Accounts Fees 3Q23 3Q24 3Q25

Avg. Revenue per Customer (in thousands) Software Performance Metrics - TTM Commercial Customers Renewal Rates 13 $86 $95 $101 FY23 FY24 FY25 83% 84% 78% 94% 92% 89% Accounts Fees FY23 FY24 FY25

18% 19% 38% 26% PBPK Services QSP/QST Services PKPD Services Med Comm Services Services Solutions as % of Services Revenue 14 3Q25 17% 24% 37% 22% PBPK Services QSP/QST Services PKPD Services Med Comm Services TTM

$15.7 $19.6 $20.7 3Q23 3Q24 3Q25 113 87 65 23 22 22 76 72 59 0 0 56 212 181 202 PBPK Services QSP/QST Services PKPD Services Med Comm Services 3Q23 3Q24 3Q25 Services Performance Metrics Total Projects Backlog (in millions) 15

Income Statement Summary - Q3 FY25 (1) 16 (in millions, except Diluted EPS and Adjusted Diluted EPS) 3Q25 % of Rev 3Q24 % of Rev Revenue $20.4 100% $18.5 100% Cost of revenue 7.3 36% 5.3 29% Gross profit 13.0 64% 13.3 71% R&D 1.2 6% 1.3 7% S&M 2.7 13% 2.4 13% G&A 6.1 30% 7.7 41% Impairments 77.2 379% — NM Total operating exp 87.3 429% 11.4 61% (Loss) Income from operations (74.2) (365)% 1.9 10% (Loss) Income before income taxes (74.0) (364)% 3.9 21% Income tax benefit (expense) 6.7 33% (0.8) (4)% Effective tax rate 9% 19% Net (loss) income $(67.3) (331)% $3.1 17% Diluted EPS $(3.35) $0.15 Adjusted EBITDA $7.4 37% $5.6 30% Excluded items $76.3 $2.5 Adjusted Diluted EPS $0.45 $0.27 (1) Numbers may not add due to rounding

Income Statement Summary - YTD 17 FY25 % of Rev FY24 % of Rev Revenue $61.7 100% $51.3 100% Revenue growth 20% 17% Gross profit 36.4 59% 36.3 71% R&D 5.2 8% 3.8 7% S&M 9.2 15% 6.3 12% G&A 16.1 26% 18.9 37% Impairments 77.2 125% — NM Total operating exp 107.8 175% 29.0 57% (Loss) Income from operations (71.4) (116)% 7.3 14% (Loss) Income before income taxes (70.3) (114)% 11.5 22% Income tax benefit (expense) 6.2 10% (2.4) (5)% Effective tax rate 9% 21% Net (loss) income $(64.0) (104)% $9.1 18% Diluted EPS $(3.19) $0.45 Adjusted EBITDA $18.5 30% $16.1 31% Excluded items $82.7 $6.6 Adjusted Diluted EPS $0.93 $0.77 (in millions, except Diluted EPS and Adjusted Diluted EPS) (1) Numbers may not add due to rounding

Balance Sheet Summary 18 May 31, 2025 August 31, 2024 Cash and short-term investments $28.5 $20.3 Total current assets 51.8 39.3 Total assets $134.4 $196.6 Current liabilities 10.1 12.1 Long-term liabilities 0.5 2.1 Total liabilities 10.6 14.2 Shareholders’ equity 123.8 182.4 Total liabilities and shareholders’ equity $134.4 $196.6 (in millions)

Fiscal 2025 Guidance 19 Guidance Total Revenue $76M - $80M Total Revenue Growth 9% - 14% Software Revenue Mix 55% - 60% Adjusted EBITDA(1) Margin 23% - 27% Adjusted Diluted EPS(2) $0.93 - $1.06 (1) Adjusted EBITDA represents net income excluding the effect of interest expense (income), provision (benefit) for income taxes, amortization expense, intangible asset amortization, equity-based compensation expense, loss (gain) on currency exchange, goodwill impairment, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance. (2) Adjusted net income and adjusted diluted earnings per share exclude the effect of amortization expense, equity-based compensation expense, loss (gain) on currency exchange, goodwill impairment, change in fair value of contingent consideration, reorganization expense, acquisition and integration expense and other items not indicative of our ongoing operating performance as well as the income tax provision adjustment for such charges.

Adjusted EBITDA Non-GAAP Reconciliation (1) 20 FY24 FY25 FY24 FY25 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Full Year YTD Net Income $1.945 $4.029 $3.137 $0.843 $0.206 $3.074 $(67.317) $9.954 $(64.037) Excluding: Interest income and expense, net (1.292) (1.348) (1.522) (0.213) (0.159) (0.154) (0.170) (4.375) (0.483) Provision for income taxes 0.461 1.223 0.753 0.020 0.064 0.434 (6.727) 2.457 (6.229) Depreciation and amortization 1.091 1.105 1.263 2.206 2.265 2.274 2.318 5.665 6.857 Stock-based compensation 1.303 1.585 1.665 1.387 1.589 1.557 1.279 5.940 4.425 (Gain) loss on currency exchange (0.044) 0.098 (0.009) (0.431) 0.015 (0.002) (0.035) (0.386) (0.022) Impairments — — — — — — 77.221 — 77.221 (Loss) income from disposal of fixed assets — — — — — — 0.023 — 0.023 Change in value of contingent consideration (0.110) 0.440 (0.599) (1.370) — (0.640) — (1.639) (0.640) Reorganization expense — — — — 0.258 0.157 0.845 — 1.260 Mergers & Acquisitions expense 0.034 0.003 0.898 1.706 0.255 (0.122) — 2.641 0.133 Adjusted EBITDA $3.388 $7.135 $5.586 $4.148 $4.493 $6.578 $7.437 $20.257 $18.508 (in millions) (1) Numbers may not add due to rounding

Adjusted Diluted EPS Non-GAAP Reconciliation [1]

(in millions, except Diluted EPS and Adjusted Diluted EPS)

	FY24				FY25			FY24	FY25
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Full Year	YTD
Net (loss) Income (GAAP)	$1.945	$4.029	$3.137	$0.843	$0.206	$3.074	$(67.317)	$9.954	$(64.037)
Excluding:									
Amortization	0.991	0.991	1.122	2.059	2.130	2.130	2.165	5.163	6.425
Stock-based compensation	1.303	1.585	1.665	1.387	1.589	1.557	1.279	5.940	4.425
(Gain) loss on currency exchange	(0.044)	0.098	(0.009)	(0.431)	0.015	(0.002)	(0.035)	(0.386)	(0.022)
Mergers & Acquisitions expense	0.034	0.003	0.898	1.706	0.255	(0.122)	—	2.641	0.133
Change in value of contingent consideration	(0.110)	0.440	(0.599)	(1.370)	—	(0.640)	—	(1.639)	(0.640)
Reorganization expense	—	—	—	—	0.258	0.157	0.845	—	1.260
Impairments	—	—	—	—	—	—	77.221	—	77.221
(Loss) income from disposal of fixed assets	—	—	—	—	—	—	0.023	—	0.023
Tax effect on above adjustments	(0.417)	(0.746)	(0.603)	(0.554)	(1.007)	0.041	(5.153)	(2.320)	(6.119)
Adjusted Net income (Non-GAAP)	3.702	6.400	5.611	3.640	3.446	6.195	9.028	19.353	18.669
Weighted-avg. common shares outstanding:									
Diluted	20.279	20.315	20.433	20.338	20.266	20.277	20.113	20.301	20.092
Diluted EPS (GAAP)	$0.10	$0.20	$0.15	$0.04	$0.01	$0.15	$(3.35)	$0.49	$(3.19)
Adjusted Diluted EPS (Non-GAAP)	$0.18	$0.32	$0.27	$0.18	$0.17	$0.31	$0.45	$0.95	$0.93

[1] *Numbers may not add due to rounding*

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Investor Relations Contact: Lisa Fortuna Financial Profiles 310-622-8251 slp@finprofiles.com